                                                                   EXHIBIT 10(c)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                IBM BRAND PAPER

                         TRADEMARK LICENSING AGREEMENT



This is a Trademark License Agreement ("Agreement") effective as of April 30, 1997 (the "Effective Date") by and between International Business Machines Corporation ("IBM"), a New York corporation with a place of business at 6300 Diagonal Highway, Boulder, Colorado 80301 and TST/Impreso, Inc . ("Licensee"), a Delaware corporation with a place of business at 652 Southwestern Blvd, Coppell, Texas 75019.

WHEREAS, IBM was previously in the business of marketing paper that carried the IBM brand name;

WHEREAS, Licensee is in the business of, and has developed considerable knowledge, experience, capacity and expertise in buying, manufacturing, packaging, marketing, selling and distributing paper products;

WHEREAS, IBM desires to revitalize its paper business by having various high quality paper products carrying the IBM brand name broadly available to customers at competitive prices through various channels in the marketplace;

WHEREAS, IBM is the owner of the "Licensed Marks" (as defined below);

WHEREAS, Licensee is desirous of marketing the Licensed Products (as defined below) branded with the Licensed Marks and otherwise making use of the Licensed Marks in accordance with the terms and conditions of this Agreement;

WHEREAS, IBM is willing to license the use of the Licensed Marks to Licensee under the following written terms and conditions;

WHEREAS, the parties agree that the Licensed Marks have achieved an extraordinarily high level of recognition in the marketplace for high quality products and customer service;

WHEREAS, IBM desires to protect its reputation in the marketplace and the recognition that the Licensed Marks enjoy;

WHEREAS, Licensee is willing to comply with the requirements set forth in this Agreement in order to help IBM protect the value of the Licensed Marks;

WHEREAS, in exchange for this license of the Licensed Marks, Licensee is willing to pay IBM a license fee based on Licensee's total net sales of Licensed Products (the "License Fee"); and

WHEREAS, the activities of IBM, Licensee and certain other parties involved in the buying, manufacturing, packaging, marketing, selling and distribution of IBM branded paper products is hereby called the "IBM Brand Paper Program."

NOW, THEREFORE, the parties hereto have agreed as follows:

SECTION 1. DEFINITIONS:

1.1 "Customer" is any person or other entity to whom you sell Licensed
Products.

1.2 "Licensed Marks" shall mean the "IBM" and "IBM striped logo" marks identified in Exhibit I and Licensed Trade Dress.

1.3 "Licensed Product(s)" shall mean only those product(s) and enhancements thereof identified in Exhibit 2 of this Agreement.

1.4 "Licensed Trade Dress" shall mean the total image or impression of the Licensed Products.

1.5 "Packaging Specifications" shall mean those packaging requirements specified in Exhibit 8 for the packaging of Licensed Products.

1.6 "Product Specifications" shall mean those property and grade requirements specified on Exhibit 9 for each Licensed Product.

1.7 "Promotional Program Guidelines" shall mean those specifications and parameters under which IBM and Licensee will conduct promotional activities in furtherance of the IBM Brand Paper Program as specified on Exhibit 4.

1.8 "Quality Standards" shall mean collectively the Packaging Specifications, the Product Specifications, the Promotional Program Guidelines and the Trademark Usage Guidelines.

1.9 "Reseller" shall mean an authorized remarketer, in accordance with Section 2.2, that acquires Licensed Products for remarketing.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


1.10 "Subsidiary" or "Subsidiaries" shall mean a corporation, company or other entity

     a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or

     b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture, or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is now or hereafter owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.11 "Trademark Usage Guidelines" shall mean such guidelines as may be established by and modified from time to time, upon reasonable notice from IBM, providing for the use and display of the Licensed Marks by Licensee as set forth in Exhibit 5.

1.12 "Volume Objectives" shall mean those sales objectives, mutually agreed to between the parties in accordance with Section 14.3, that state Licensee's objective to sell a minimum volume of Licensed Products over a [****] period. Such Volume Objectives shall be stated in [****] increments for Licensed Products to be sold by Licensee during any [****].

SECTION 2. LICENSE GRANT:

2.1 IBM grants Licensee a non-exclusive, non-transferable, right and license to use the Licensed Marks on or in connection with Licensed Products only within the geographic area ("Licensed Territory") set forth in Exhibit 3 and in accordance with the terms of this Agreement, subject to the following:

     a) IBM reserves the right, in its sole discretion, to modify the list of Licensed Products and/or the Licensed Territory at any time;

     b) IBM reserves the right, in its sole discretion, to market products which are the same or similar to the Licensed Products covered by this Agreement, either directly or through other parties;

     c) Upon prior written notice, Licensee will immediately cease manufacturing, selling or distributing to any Reseller Licensed Products if, in IBM's sole judgement, Licensee has been found to have disparaged or misrepresented the Licensed Products or the IBM brand or improperly used any of IBM's logos, service marks, trademarks or trade names, including the Licensed Marks and/or the Licensed Trade Dress;

     d) Upon prior written notice, Licensee will immediately cease distributing Licensed Products to any Reseller who, in IBM's sole judgement, has been found to have disparaged or misrepresented the Licensed Products or the IBM brand or improperly used any of IBM'-s logos, service marks, trademarks or trade names, including the Licensed Marks and/or the Licensed Trade Dress; and

     e) Licensee is not authorized to market, sell or distribute Licensed Products outside the Licensed Territory and agrees not to do so, directly or indirectly; and

     f)   Licensee may not pledge or otherwise encumber the Licensed Marks.

2.2 Licensee may not sublicense any of the Licensed Marks, except to Resellers who, with IBM's prior written consent, are designated by Licensee to use the Licensed Marks on or in connection with the promotion, advertisement or sale of the Licensed Products.

2.3 Neither Licensee, nor any Subsidiary of Licensee, shall use the Licensed Marks in any country within the Licensed Territory but outside of the United States, Mexico and Canada unless and until written notice of at least forty-five (45) days has or had been given to IBM to enable 1BM, where required, to record Licensee, or the relevant Subsidiary of Licensee as the case may be, as a registered user of any such mark in such country and/or record this Agreement or other license agreements which meet appropriate local standards with appropriate authorities, except as already in place. IBM shall determine in its sole discretion which recordals, if any, it will undertake and shall notify Licensee of those countries and types of persons or entities required to be registered as users therein. Upon request of IBM, Licensee shall notify IBM on a quarterly basis of the identity of users of the Licensed Marks in such countries and Licensee classification of such persons or entities into such types. Any failure by Licensee to comply in all material respects with the requirements of this Section 2.3, if not cured within thirty (30) days, shall be considered a material breach of this Agreement.

SECTION 3. USE OF THE LICENSED MARKS:

3.1 Licensee agrees to display or use the Licensed Marks only in the form, manner or style permitted by the Trademark Usage Guidelines and to use the Licensed Marks only on or in connection with Licensed Products; provided, however, nothing herein authorizes Licensee and such Resellers and Subsidiaries to manufacture, have manufactured or distribute novelty items containing the Licensed Marks. Licensee shall be responsible for policing use of the Licensed Marks by its designees; provided, however, IBM reserves the right to monitor such usage from time to time and to enforce its rights to remedies hereunder, including without limitation those specified in Section 2. l(c).

3.2 Licensee, in the exercise of its license hereunder, shall be exclusively responsible at its own expense for compliance with all local laws relating to use of the Licensed Marks. .

SECTION 4. OWNERSHIP OF THE LICENSED MARKS:

4.1 As between IBM and Licensee, all ownership rights in the Licensed Marks belong exclusively to IBM. Licensee has no ownership rights in the Licensed Marks as of the Effective Date and shall acquire no ownership rights in the Licensed Marks, as a result of its performance under or breach of this Agreement. All use of the Licensed Marks or variations thereof, including any goodwill, shall inure solely to the benefit of IBM. Upon termination of this Agreement, all rights of Licensee and its Subsidiaries and Resellers to use the Licensed Marks shall terminate immediately except as otherwise provided in
Section 9.4 herein.

4.2 Licensee agrees, except as prohibited by local law:

     a) not to take any action which will interfere with any of IBM's rights in and to the Licensed Marks;

     b) not to challenge IBM's right, title or interest in and to the Licensed Marks or the benefits therefrom;

     c) not to make any claim or take any action adverse to IBM's ownership of the Licensed Marks;

     d) not to register or apply for registrations, anywhere, for the Licensed Marks or any other mark which is similar to a Licensed Mark or which incorporates a Licensed Mark;

     e) not to use any mark, anywhere, which is confusingly similar to the Licensed Marks; and

     f) not to apply for or claim any trademark protection for anything which incorporates the Licensed Marks, variations thereon or any mark which is confusingly similar thereto.

SECTION 5. QUALITY CONTROL:

5.1 Licensee agrees it is of fundamental importance that the Licensed Product(s) bearing the Licensed Marks be of the highest quality and integrity and that the Licensed Marks be properly used and displayed so as to preserve the extraordinarily high level of recognition in the marketplace for high quality products that the Licensed Marks currently enjoy. Licensee agrees

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


to maintain this same level of quality and integrity for the Licensed Products and all other' products added to Exhibit 2 in the future as set forth in the Quality Standards.

5.2 Licensee agrees to conduct its business in such a way as to ensure against adversely affecting IBM's reputation or goodwill or that of the Licensed Products or the IBM Brand Paper Program.

5.3 Licensee represents and warrants that Licensed Product(s) will meet the Quality Standards and the applicable performance criteria established by itself and/or IBM whenever one or more of the Licensed Marks are used on or in connection with a Licensed Product.

5.4 Licensee agrees to make every effort to achieve and maintain high customer satisfaction concerning the Licensed Products by:

         [****]

5.5 Failure to meet the Quality Standards shall be deemed to be a material breach of this Agreement which must be corrected by Licensee to IBM's sole satisfaction immediately. Until such breach is corrected, Licensee may not sell or distribute any Licensed Product(s) with the Licensed Marks. Failure to meet other performance requirements set forth in this Agreement shall also be deemed to be a material breach which must be corrected to IBM's satisfaction within [****] of Licensee's being put on written notice.

5.6 The parties agree that IBM may inspect the Licensed Products distributed by Licensee, the manufacturing facilities of Licensee (upon reasonable notice), or otherwise purchase or review the Licensed Products without notice to insure that Quality Standards are maintained and that the Licensed Marks are properly used. The parties also agree that IBM shall determine in good faith at its sole discretion whether the Quality Standards have been maintained and whether the Licensed Marks have been properly used.

SECTION 6. PROTECTION OF THE LICENSED MARKS:

6.1 Licensee agrees to notify IBM within [****] by facsimile and by express mail (or other expedited delivery service) if Licensee becomes aware of:

     a) any uses of, or any application or registration for, a trademark, service mark, trade name or trade dress that conflicts with or is confusingly similar to the Licensed Marks;

     b) any acts of infringement or unfair competition involving the Licensed Marks; or

     c) any allegations or claims whether or not made in a lawsuit, that the use of the Licensed Marks by IBM or Licensee infringes the trademark, service mark, trade dress or other rights of any other entity.

6.2 IBM may, but shall not be required to, take whatever action it, in its sole discretion, deems necessary or desirable to protect the validity and strength of the Licensed Marks at IBM's sole expense, including without limitation the institution or settlement of any claims or litigation. Licensee agrees to comply with all reasonable requests from IBM for assistance in connection with any action with respect to the Licensed Marks that IBM may choose to take. In addition, Licensee shall have the right to participate in any action or proceeding taken by IBM to enforce the validity and strength of the Licensed Marks, and where Licensee elects to participate, Licensee shall bear its own costs and expenses.

6.3 Licensee shall not institute or settle any claims or litigation affecting any rights in and to the Licensed Marks without IBM's prior written approval.

SECTION 7. INDEMNITY:

7.1 IBM shall not have any obligation to settle or defend any claims made by third parties against Licensee or to indemnify and hold Licensee, its officers, agents and employees, harmless from claims made against Licensee for infringement or unfair competition arising from Licensee's use of the Licensed Marks in accordance with the terms of this Agreement. Further, following notice of an infringement claim or at any time IBM deems appropriate, IBM may provide Licensee with a substitute Licensed Mark for use under the terms and conditions of this Agreement.

7.2 In no event shall IBM be liable to Licensee or any other party for any consequential damages or lost or prospective profits or lost business opportunities resulting from use of the Licensed Marks under this Agreement.

7.3 Licensee shall indemnify and hold IBM and/or its related entities, officers, directors, agents and employees harmless from and against any and all claims, damages, liabilities (including settlements entered into in good faith), suits, actions, judgements, penalties and taxes, civil and criminal, and all costs and expenses (including without limitation reasonable attorneys' fees) arising out of:

     a) any act, omission, neglect or default of Licensee or its designees with respect to use or misuse of the Licensed Marks;

     b) any defect (whether obvious or hidden) in any product manufactured or sold by Licensee under the Licensed Marks;

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


     c) personal injury or any infringement of any rights or any person by the manufacture, sale, distribution, possession or use of any Licensed Product; or

     d) Licensee's failure to comply with applicable laws with respect to the manufacture, sale, distribution, possession or use of any Licensed Product.

7.4 [****]

SECTION 8. WARRANTY:

8.1 IBM represents and warrants that it is the exclusive owner of the Licensed Marks in the Licensed Territory. IBM makes no other warranties of any kind, either expressed or implied, with respect to the Licensed Marks.

8.2 Licensee warrants that the Licensed Products will conform to the Quality Standards and will be free from defects in materials, workmanship, packaging and labeling.

8.3 Licensee warrants that it will respond to all customer complaints in accordance with its Field Technical Service Policy.

SECTION 9. DURATION AND TERMINATION:

9.1 The term of this License shall start on the Effective Date hereof and shall continue in full force and effect until four (4) years after Effective Date with two (2) automatic one (1) year renewal options from the stated expiration date, unless either party provides the other with written notice of termination [****] or more before the end of any term. In the event of termination, the license term may be extended for an additional period by the mutual, written consent of the parties.

9.2 In the event Licensee fails to meet its Volume Objectives for the [****] cure period set forth in Section 14.3, IBM may terminate this Agreement for cause on not less than [***] written notice to Licensee.

9.3 If either party materially breaches this Agreement in any manner, the other party shall have the right to terminate this Agreement in its entirety. If IBM or Licensee elects to terminate this Agreement because of a material breach of this Agreement by the other party, IBM or Licensee shall provide written notice to the breaching party of the material breach and its decision to terminate. If the recipient of such notice has not cured such material breach within [****] of the date of such notice, this Agreement shall be deemed terminated.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


9.4 In the event that the license granted under this Agreement expires without renewal or is otherwise terminated, Licensee shall immediately stop manufacturing Licensed Products, and Licensee and its Subsidiaries and Resellers shall have[****] after the date on which termination is effective to dispose of all items in its inventory utilizing the Licensed Marks. Those Licensed Products meeting the Quality Standards may be disposed of to third parties. Licensed Products not meeting the Quality Standards must have the Licensed Marks obliterated or removed. Upon termination of this period in the absence of renewal or upon termination or breach, Licensee shall return to IBM or otherwise provide IBM with proof of the destruction, of all existing packages, cartons, containers, point of sale displays, advertising, labels, stencils, cut-outs, forms and the like which bear the Licensed Marks or are or can be used in the application or reproduction of the Licensed Marks.

9.5 In addition to the termination provisions contained in Sections 9.3 and 9.4, IBM may terminate this Agreement if:

     a)   Licensee becomes insolvent,

     b) an involuntary petition or proceeding for relief under bankruptcy, insolvency, reorganization, dissolution, winding-up, receivership, liquidation or similar law is filed or commenced against Licensee, or

     c) a trustee, custodian, receiver or similar officer is appointed to take charge of all or part of Licensee's business.

SECTION 10. NOTICES:

10.1 Any notice which may be or is required to be given under this Agreement shall be in writing, and shall be deemed to have been received:

     a)   when delivered personally,

     b)   when sent by confirmed facsimile,

     c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or

     d) one (1) day after deposit with a commercial overnight carrier with written verification of receipt.




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



THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


10.2 All notices and other communications under this Agreement shall be in writing and shall be sent to, depending on the subject of such notice, the person at their respective address set forth below. Notification of a change of address must be given in writing.

         Notices regarding program administration and daily operations:

         IBM:                                    Licensee:

         [****]                                  Jeffery Boren
                                                 TST/Impreso, Inc.
                                                 652 Southwestern Blvd.
                                                 Coppell, TX 75019

         Notices regarding contract administration and updates and modifications to the contract exhibits:

         IBM:                                    Licensee:

                                                 Marshall Sorokwasz
         [****]                                  TST/Impreso, Inc.
                                                 652 Southwestern Blvd.
                                                 Coppell, TX 75019

Notices regarding contract modifications (excluding modifications to the exhibits) and interpretation:

         IBM:                                    Licensee:

                                                 Marshall Sorokwasz
         [****]                                  TST/Impreso, Inc.
                                                 652 Southwestern Blvd.
                                                 Coppell, TX 75019

         with a copy to:                         with a copy to:

                                                 Tammy Yahiel
                                                 TST/Impreso, Inc.
         [****]                                  652 Southwestern Blvd.
                                                 Coppell, TX 75019

SECTION 11. NON-ASSIGNMENT AND NON-DELEGATION:

11.1 This Agreement or any rights hereunder may not be assigned or otherwise transferred by Licensee (except Licensee may sublicense to Resellers use of the Licensed Marks in accordance with Section 2.2) and shall not inure to the benefit of any trustee in bankruptcy, receiver or other successor of any part, whether by operation of law or otherwise, without the prior written consent of IBM, and any attempted or actual assignment or transfer without such consent shall be null and void. In addition, Licensee may not delegate any of its duties hereunder without the written consent of IBM.


SECTION 12. RELATIONSHIP OF THE PARTIES:

12.1 Independent Contractor. Licensee is an independent contractor. Licensee and IBM agree that neither one is the legal representative, agent, partner or franchisee of the other. Licensee agrees that IBM is not a party to Licensee's purchase or sale of Licensed Products and that IBM has no responsibility or liability to Licensee regarding such purchase or sale.

12.2 Freedom of Action. Either of us may independently develop, acquire and market competitive items and services. IBM has complete flexibility in the marketing, licensing and pricing of IBM's other products and services. IBM does not guarantee the success of the IBM Brand Paper Program, and Licensee has not, nor will Licensee, rely on such success or any estimates, forecasts or representations thereof made by IBM. Each of us is free to enter into similar agreements with others, set its own prices, and conduct its business in whatever way it chooses, provided there is no interference with performing or complying with the obligations under this Agreement.

12.3 Confidentiality. All information exchanged is non-confidential. Where confidential information must be exchanged, it will be done under the IBM Agreement for Exchange of Confidential Information ("AECI") number TST-AECL between the parties. No communication or report exchanged between the parties will contain any confidential or proprietary information belonging to Licensee or others unless such information is described in a supplement to such AECI. Upon IBM's request, or upon the termination or expiration of this Agreement, materials considered Confidential by IBM will be returned to IBM.

12.4 Gifts. Neither of us will offer gifts or gratuities to personnel of the other or to members of their families.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

SECTION 13. SALES AND MARKETING ACTIVITIES:

13.1 Licensee agrees to use its best efforts to:

                                    [ ****]


13.2 [****]


SECTION 14. BUSINESS REPORTS, RECORDS AND AUDITS:

14.1 Licensee will provide IBM, [****], written reports covering [****]:

     a)   Total Licensed Product sales;

     b)   [****]; and

     c)   Licensee's performance against the objectives specified in Section
          5.4(b).

14.2 [****]

14.3 Volume Objectives. [****].

14.4 License Fee Reports. Concurrent with each payment of License Fees as specified in Section 15.2 below, Licensee will provide to IBM a License Fee report describing how the payment amount was calculated and including the following information:

     a) For each Licensed Product covered herein, the quantity sold or otherwise transferred during the accounting period for each country in the Licensed Territory, and the sum of the selling prices for such quantity;

     b)   The amount of License Fees due for each Licensed Product; and

     c)   The aggregate amount of all Licensed Fees due.

14.5 Records Retention. Licensee shall retain for a period of [****] records in accordance with generally accepted accounting principles and in sufficient detail to permit the determination of which products are subject to License Fees under this Agreement, the License Fee due IBM, and the accuracy of the information on Licensee's License Fee reports.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


14.6 Audits. Upon IBM's written request for an audit, Licensee shall permit auditors designated by IBM, together with such legal and technical support as IBM deems necessary, to examine, during normal business hours, records, materials, and manufacturing processes of Licensee's for the purpose of determining License Fees due IBM. Such audit shall be restricted to an audit of those records, materials, and manufacturing processes related to Licensed Products, including general financial information to provide a cross-check for the amount of License Fees reported. Licensee shall provide its full cooperation for such audit, including without limitation the provision of sufficient time for such examination and convenient access to relevant personnel and records.

14.7 Audit Expenses. Each party shall pay the charges that it incurs in the course of the audit. In the event, however, that the audit establishes underpayment greater than or equal to[**** ], then Licensee shall reimburse IBM for the costs IBM incurred in conducting such audit. Such costs, however, shall not include salaries paid to IBM employees associated with such audit and such reimbursement shall not exceed the amount of underpayment.

14.8 Over/Under Payment. If an audit reveals an overpayment of License Fees, Licensee shall deduct an amount equal to such excess, plus interest thereon from the respective due date(s) to the date of payment at a rate of [***], from the next License Fee payment due IBM. If an audit reveals an underpayment of License Fees, Licensee shall pay IBM an amount equal to such underpayment, plus interest thereon from the respective due date(s) to the date of payment at a rate of [****], and any reimbursement to IBM for the costs IBM incurred in conducting such audit, as specified in Section 14.7 above, within [***] of IBM's written request.

SECTION 15. PRICES, PAYMENTS AND TAXES:

15.1 Prices. Licensee will allow IBM to provide input into Licensee's decisions on pricing and terms and conditions of Licensee's sale of Licensed Products, however, Licensee will be responsible for establishing actual prices, terms and conditions and communicating such prices, terms and conditions to Licensee's Customers.

15.2 Payments. As consideration for the licenses granted by IBM in this Agreement, Licensee agrees to pay IBM the License Fee(s) specified in Exhibit 7 [****.] Licensee will pay all License Fee(s) by wire transfer in United States dollars to:

         [****]






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



THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


15.3 Special Bids. [****]

15.4 Most Favored Customer. If Licensee offers another party higher License Fees for equivalent rights during the term, or extended term of this Agreement, Licensee will immediately offer the same to IBM.

15.5 Taxes. [****]

SECTION 16. COMPLIANCE WITH LAWS:

16.1 Each party shall, at its own expense, comply with all applicable governmental laws and regulations relating to duties, obligations and performance under this Agreement.

16.2 Licensee agrees to promptly notify IBM, in writing, of any charge of noncompliance filed against Licensee, or against a third party, of which Licensee becomes aware. Licensee also agrees to provide IBM with any information that IBM may need to comply with laws.


SECTION 17. GENERAL PROVISIONS:

17.1 This Agreement and its attached Exhibits set forth the entire Agreement between the parties, and fully supersedes any and all prior agreements or understandings between the parties pertaining to the licensing of certain trademarks and trade dress by IBM to Licensee.

17.2 Neither party will be in default of any of its respective obligations under this Agreement where the default results from acts beyond the reasonable control of the party affected including, without limitation, governmental acts (official or unofficial), strikes (legal or illegal), acts of God, war (declared or undeclared), insurrection, embargoes, riot or civil commotion, or flooding.

17.3 The failure of either party to insist upon strict adherence to any provision of this Agreement, in whole or in part, on one or more occasions, shall not constitute a waiver of its right to insist upon the strict performance of that or any other provision or part thereof in the future.

17.4 This Agreement will be governed by the laws of the State of New York without reference to choice of law principles.

17.5 Any action or proceeding brought to enforce or resolve disputes relating to this Agreement shall be brought before a court of competent jurisdiction in the State of New York, including a Federal District Court sitting within such State. Neither party shall challenge such personal or subject matter jurisdiction.

17.6 The parties expressly waive any right they may have to a jury trial.

17.7 Neither party may bring any action, regardless of form, arising out of this Agreement, more than two (2) years after the later of the date the cause of action arose or the date of discovery of the cause of action, whichever is later.

17.8 If any provision of this Agreement or the application thereof is held by any court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity shall not affect the other provisions of this Agreement, the enforceability of this Agreement as a whole or the enforceability of such provision in other jurisdictions to the extent permitted by law.

17.9 IBM reserves the right to approve all releases of information concerning this Agreement and the subject matter thereof, as well as to time their release and to specify their form and content.

17.10 When electronic communication is used, such as facsimile, e-mail or EDI, it shall be the equivalent of written and signed documents.

17.11 All provisions which by their nature extend beyond the termination or expiration of this Agreement shall remain in effect beyond any termination or expiration.

17.12 The headings and titles of the provisions of this Agreement are for convenience only and shall not affect the construction or interpretation of any provision herein.

17.13 This Agreement can only be modified by a written amendment signed by the authorized representatives of the parties.

17.14 The persons executing this Agreement represent that they each have the requisite corporate authority to do so which is not subject to further ratification or approval whatsoever.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representatives as of the date first set forth above.

INTERNATIONAL BUSINESS                     INTERNATIONAL BUSINESS
MACHINES CORPORATION                       MACHINES CORPORATION

By       [****]                            By           [****]



TST/IMPRESO, INC.

By /s/ Marshall Sorokwasz
  ---------------------------
       Marshall Sorokwasz
       Chairman of the Board
       President

                                   EXHIBIT 1

                                 Licensed Marks



                                      IBM


                                   [IBM LOGO]

                                   EXHIBIT 2


Licensed Products
-----------------

Specialty Retail Packaged Cut Sheet Items:

Ink Jet Paper - Matte Coated

Ink Jet Film - Opaque

Ink Jet Gloss Coated

Ink Jet Transparencies

Ink Jet Digital Photo Paper

Laser Transparencies


Boxed:
------

Fanfold Computer Paper


Specialty Retail Packaged:
--------------------------

Fax Paper

                                   EXHIBIT 3

                               Licensed Territory

Canada

Mexico

United States

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                   EXHIBIT 4

                         Promotional Program Guidelines

                                     [****]

                                   EXHIBIT 5

                           Trademark Usage Guidelines

All materials prepared for advertising, promotion, direct mail or other purposes, referring to IBM or any other IBM trademark are to conform with the following guidelines and the attached publication "The Spirit and Letter of IBM Brand Identity".

The IBM striped logo is a registered trademark of the International Business Machines Corporation. A footnote/attribution, such as the following, must appear on all materials to identify the trademark:

     The IBM Logo is a registered trademark of International Business Machines Corporation and is used under license.

The letters "IBM" are also a registered trademark and are often used to identify the corporation and its offerings. IBM(R) or IBM* constitute approved use of the IBM trademark.

If other IBM trademarks are referenced in text, an asterisk (*) can be placed adjacent to them, with the following approved language:

The marked (*) terms are trademarks or registered trademarks of IBM Corporation in the United States and other countries.

First use of each IBM trademark mentioned in communications must be identified in the footnote/attribution.

First reference in text to all IBM product and service names should be preceded by IBM and followed by the proper trademark symbol. You may use (R) and (TM) as appropriate or an * with a footnote as above.

IBM requires you to footnote a trademark reference on all collateral materials. This may be included with other legal text within the document, or on the back cover.

IBM requires you to footnote a trademark reference on all Internet screens that have the IBM logo or IBM letters on them.

Do not use any IBM trademark, service or product name in a domain name, URL, e-mail address or in a telephone number that will be promoted using alphabetic rather than numeric characters.

Do not use the IBM logo in a more dominant size or position than your company's identity in your communications.

Your company's logo should be the primary identity in your communications.

The IBM logo should always be distinct and free-standing from all other copy and graphics.

Do not use the IBM logo more than once on each ad or on each page.

Do not embed the IBM logo in text.

Do not alter, stretch or otherwise distort the IBM logo.

Do not alter the colors of the logo.

Do not use IBM taglines or add taglines to the IBM logo.

Do not create a joint identity using your company logo and the IBM logo.

Do not create confusion as to the source of the product/service solution.

You must insure that your materials are clearly perceived as communications from your company and not IBM.

Do not reference IBM products or services for which you are not authorized.

Do not connect your company name with IBM products or services, such as: "XYZ's IBM Multipurpose Paper will satisfy all of your business imaging needs".

If you reference IBM products and non-IBM products together, the IBM content must be at least equal in size to other brands.

Do not disparage IBM or competitive products or services.

Attachment:  The Spirit and Letter of IBM Brand Identity

                                   EXHIBIT 6

                         Field Technical Service Policy

Licensee agrees to promptly resolve all customer complaints in accordance with the attached Quality Guarantees covering:

         o     Ink Jet Products

         o     Laser Cut Sheets

         o     Computer Paper

         o     Facsimile Paper

                              QUALITY GUARANTEED!

                            IMPRESO INK-JET PRODUCTS

The experience of TST/IMPRESO, Inc. (Seller), has resulted in stringent controls to insure consistent physical, chemical and electrical properties of all our supply products. These quality controls allow TST/IMPRESO, Inc. to extend the following warranty:

     The Seller warrants to the Original Purchaser, IMPRESO InkJet products to be free from defect in material and workmanship under normal use and service. The Seller's obligation under this warranty shall be limited to refund or exchange, at Seller's option, of any IMPRESO Ink-Jet product which may prove defective under normal use and service (within one year from date of purchase) by the Original Purchaser, and which Seller's examination discloses to Seller's satisfaction to be defective. This warranty shall not apply to IMPRESO Ink-Jet products which have been subject to accident, alteration, abuse or misuse. The term "Original Purchaser", as used in this warranty, shall be deemed to mean that entity to whom the IMPRESO Ink-Jet products were originally sold and invoiced by Seller.

                                  TST IMPRESO

              P.O. Box 506                           (972) 462-0100
              Coppell, Texas 75019            FAX    (972) 393-2793

                              NASDAQ Symbol - TSTI
                           http://www.tstimpreso.com/

                              QUALITY GUARANTEED!

                         LAZER CUT SHEETS FROM IMPRESO

The experience of TST/IMPRESO, Inc. (Seller), has resulted in stringent controls to insure consistent physical, chemical and electrical properties of all our supply products. These quality controls allow TST/IMPRESO, Inc. to extend the following warranty:

     The Seller warrants to the Original Purchaser, IMPRESO Lazer Cut Sheets to be free from defect in material and workmanship under normal use and service. The Seller's obligation under this warranty shall be limited to refund or exchange, at Seller's option, of any IMPRESO Lazer Cut Sheets which may prove defective under normal use and service (within one year from date of purchase) by the Original Purchaser, and which Seller's examination discloses to Seller's satisfaction to be defective. This warranty shall not apply to IMPRESO Lazer Cut Sheets which have been subject to accident, alteration, abuse or misuse. The term "Original Purchaser", as used in this warranty, shall be deemed to mean that entity to whom the IMPRESO Lazer Cut Sheets were originally sold and invoiced by Seller

                                  TST IMPRESO

               P.O. Box 506                           (972) 462-0100
               Coppell, Texas 75019            FAX    (972) 393-2793

                              NASDAQ Symbol - TSTI
                           http://www.tstimpreso.com/

                              QUALITY GUARANTEED!

                             IMPRESO COMPUTER PAPER

The experience of TST/IMPRESO, Inc. (Seller), has resulted in stringent controls to insure consistent physical, chemical and electrical properties of all our supply products. These quality controls allow TST/IMPRESO, Inc. to extend the following warranty:

     The Seller warrants to the Original Purchaser, IMPRESO computer paper products to be free from defect in material and workmanship under normal use and service. The Seller's obligation under this warranty shall be limited to refund or exchange, at Seller's option, of any IMPRESO computer paper product which may prove defective under normal use and service (within 120 days from date of purchase) by the Original Purchaser, and which Seller's examination discloses to Seller's satisfaction to be defective. This warranty shall not apply to IMPRESO computer paper products which have been subject to accident, alteration, abuse or misuse. The term "Original Purchaser", as used in this warranty, shall be deemed to mean that entity to whom the IMPRESO computer paper products were originally sold and invoiced by Seller.

                                  TST IMPRESO

            P.O. Box 506                           (972) 462-0100
            Coppell, Texas 75019            FAX    (972) 393-2793

                              NASDAQ Symbol - TSTI
                           http://www.tstimpreso.com/

                              QUALITY GUARANTEED!

                            IMPRESO FACSIMILE PAPER

The experience of TST/IMPRESO, Inc. (Seller), has resulted in stringent controls to insure consistent physical, chemical and electrical properties of all our supply products. These quality controls allow TST/IMPRESO, Inc. to extend the following warranty:

     The Seller warrants to the Original Purchaser, IMPRESO facsimile products to be free from defect in material and workmanship under normal use and service. The Seller's obligation under this warranty shall be limited to refund or exchange, at Seller's option, of any IMPRESO facsimile product which may prove defective under normal use and service (within one year from date of purchase) by the Original Purchaser, and which Seller's examination discloses to Seller's satisfaction to be defective. This warranty shall not apply to IMPRESO facsimile products which have been subject to accident, alteration, abuse or misuse. The term "Original Purchaser", as used in this warranty, shall be deemed to mean that entity to whom the IMPRESO facsimile products were originally sold and invoiced by Seller.

     The Seller further warrants that under normal use and service conditions and when used only in conjunction with IMPRESO approved and vended supply products, if specified IMPRESO facsimile products result in abnormal wear or deterioration to the facsimile equipment on which the products are properly used, Seller shall, upon proof of claim:

     a.   Replace the IMPRESO product(s) causing such damage, and

     b. Reimburse the original Purchaser for any and all parts and labor charges necessary to repair said equipment if IMPRESO facsimile products were used exclusively. If IMPRESO products were used in conjunction with IMPRESO approved and vended products, then an appropriate prorated basis payment will be offered. If IMPRESO facsimile products have been used in conjunction with products not approved and vended by IMPRESO this warranty will be null and void.

                                  TST IMPRESO

              P.O. Box 506                           (972) 462-0100
              Coppell, Texas 75019            FAX    (972) 393-2793

                              NASDAQ Symbol - TSTI
                           http://www.tstimpreso.com/

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                   EXHIBIT 7

                                  License Fee

                                     [****]

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                   EXHIBIT 8

                            Packaging Specifications


                                     [****]

                                   EXHIBIT 9

                             Product Specifications

All Licensed Products will be manufactured to specifications either provided by IBM to Licensee, or to specifications submitted by Licensee to IBM and approved in writing by IBM.

IBM reserves the right to have the Licensee withhold from sale and to withdraw from the market any Licensed Product that does not meet Product Specifications.

Licensee agrees to work with IBM to establish ongoing product quality audit procedures.

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                               AMENDMENT NUMBER 1

This Amendment Number 1 ("Amendment") between International Business Machines Corporation ("IBM") and TST/Impreso, Inc. ("Licensee") amends the Agreement ("Agreement") between the parties with an Effective Date of April 30, 1997. All capitalized terms in this Amendment shall have the same meaning as provided in the Agreement.

WHEREAS, IBM and Licensee desire to make certain modifications to the Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     Exhibit 9, Product Specifications, shall be replaced by the attached revised Exhibit 9, Product Specifications.




IN WITNESS WHEREOF, both International Business Machines Corporation and TST/Impreso, Inc. have executed this Amendment by their respective authorized representatives.


TST/IMPRESO, INC.                        INTERNATIONAL BUSINESS
                                         MACHINES CORPORATION

By:  /s/ Marshall Sorokwasz              By:  [****]
   -----------------------------            -----------------------------
         Marshall Sorokwasz
         Chairman of the Board
         President

Date:  May 29, 1997                      Date:  May 27, 1997
     ---------------------------              ---------------------------

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.



                                   EXHIBIT 9

                             Product Specifications


                                     [****]


TST

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.



                                                                             9A
                                  TST IMPRESO

                                     [****]




                                                                 April 29, 1997

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                                                             9B
                                  TST IMPRESO


                                     [****]




                                                                 April 29, 1997

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.



                                                                             9C

                                  TST IMPRESO

                                     [****]




                                                                 April 29, 1997

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                                                             9D



                                     [****]

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                                                             9E

                                     [****]

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


                                                                             9F


                                     [****]

THE INFORMATION BELOW MARKED BY [****] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE COMMISSION.




                                                                             9G


                                     [****]